FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE DISCLOSURES

10. FAIR VALUE DISCLOSURES

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of ASC 820 apply to other accounting pronouncements that require or permit fair value measurements. ASC 820:

•	Defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date; and

•	Establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. To increase consistency and comparability in fair value measurements and related disclosures, the fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The three levels of the hierarchy are defined as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instrument.

•	Level 3 inputs are unobservable inputs for assets or liabilities.

The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Following is a description of the valuation methodologies used for assets and liabilities measured at fair value.

Trading Securities (Asset). The assets held in the West Corporation Executive Retirement Savings Plan and the West Corporation Nonqualified Deferred Compensation Plan represent mutual funds, invested in debt and equity securities, classified as trading securities in accordance with the provisions of Accounting Standards Codification 320 Investments—Debt and Equity Securities considering the employee’s ability to change the investment allocation of their deferred compensation at any time. Quoted market prices are available for these securities in an active market therefore, the fair value of these securities is determined by Level 1 inputs.

We evaluate classification within the fair value hierarchy at each period. There were no transfers between any levels of the fair value hierarchy during the periods presented.

Interest rate swaps. The effect of the interest rate swaps was to change a variable rate debt obligation to a fixed rate for that portion of the debt that was hedged. We recorded the interest rate swaps at fair value. The fair value of the interest rate swaps was based on a model whose inputs were observable (LIBOR swap rates); therefore, the fair value of the interest rate swaps was based on a Level 2 input. At December 31, 2013, we did not have any interest rate swaps outstanding.

Assets and liabilities measured at fair value on a recurring basis, in thousands, are summarized below:

	Fair Value Measurement at December 31, 2013
Description	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Assets / Liabilities at Fair Value
Other Assets
Trading securities	$53,397	$53,397	$—	$—	$53,397

	Fair Value Measurement at December 31, 2012
Description	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Assets / Liabilities at Fair Value
Other Assets
Trading securities	$46,144	$46,144	$—	$—	$46,144

Accrued Expenses
Interest rate swaps	$2,346	$—	$2,346	$—	$2,346

The fair value of our 8 5/8% senior notes and 7 7/8% senior notes based on market quotes, which we determined to be Level 1 inputs, at December 31, 2013 was approximately $1,243.7 million compared to the carrying amount of $1,150.0 million. The fair value of our 8 5/8% senior notes and 7 7/8% senior notes based on market quotes, which we determined to be Level 1 inputs, at December 31, 2012 was approximately $1,199.4 million compared to the carrying amount of $1,150.0 million. Our Senior Subordinated Notes were paid in full in April 2013. The fair value of the 11% Senior Subordinated Notes were based on market quotes, which we determined to be Level 1 inputs, at December 31, 2012 the fair value or our Senior Subordinated Notes was $468.5 million compared to the carrying value of $450.0 million.

The fair value of our senior secured term loan facilities was estimated using current market quotes on comparable debt securities from various financial institutions. All of the inputs used to determine the fair market value of our senior secured term loan facilities are Level 2 inputs and obtained from an independent source. The fair value of our senior secured term loan facilities at December 31, 2013 was approximately $2,385.0 million compared to the carrying amount of $2,375.3 million. The fair value of our senior secured term loan facilities at December 31, 2012 was approximately $2,455.1 million compared to the carrying amount of $2,417.7 million.

Certain assets are measured at fair value on a non-recurring basis using significant unobservable inputs (Level 3) as defined by and in accordance with the provisions of ASC 820. As such, property and equipment with a net carrying amount totaling $3.7 million were written down to zero during 2012. This write-down was the result of the abandonment of capitalized costs incurred during the development of an internally developed software payroll application and was recorded in selling, general and administrative expenses (“SG&A”).